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                                                                 Exhibit 10.14

Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10.13 hereto entered into by ORBCOMM Inc. and each of the following persons:

Jerome B. Eisenberg
John P. Brady(1)
Robert G. Costantini
Marc Eisenberg(2)
John J. Stolte, Jr.
Emmett Hume
Robert Bednarek
John Franco
Marco Fuchs
Ronald Gerwig
Robert Gold
Leslie Golden
Timothy Kelleher
Matthew Lesesky
Peter Schiff

(1) John P. Brady has also entered into indemnification agreements in substantially the same form as Exhibit 10.13, in his capacity as a director, with the following subsidiaries of ORBCOMM Inc.: ORBCOMM Australia Gateway Company Pty. Limited, Satcom International Group plc., ORBCOMM License Corp., ORBCOMM Canada Corp., ORBCOMM Canada Inc., MITE Global Communications S.A. de C.V. and ORBCOMM Curacao Gateway N.V.

(2) Marc Eisenberg has also entered into indemnification agreements in substantially the same form as Exhibit 10.13, in his capacity as a director, with the following subsidiaries of ORBCOMM Inc.: Satcom International Group plc. and MITE Global Communications S.A. de C.V.